Notes Payable, Related Parties	12 Months Ended
Dec. 31, 2020
Notes Payable, Related Parties [Abstract]
NOTES PAYABLE, RELATED PARTIES

NOTE 13—NOTES PAYABLE, RELATED PARTIES

As noted in Note 10, a portion of the purchase price for the acquisition was paid by the issuance by the Company to Steve Goedeker, as representative of Goedeker, of a 9% subordinated promissory note in the principal amount of $4,100,000. As of December 31, 2019, the balance of the note was $3,300,444.

Pursuant to the settlement agreement described above (see Note 10), the parties entered into an amendment and restatement of the note that became effective as of the closing of the IPO on August 4, 2020, pursuant to which (i) the principal amount of the existing note was increased by $250,000, (ii) upon the closing of the IPO, the Company agreed to make all payments of principal and interest due under the note through the date of the closing, and (iii) from and after the closing, the interest rate of the note was increased from 9% to 12%. In accordance with the terms of the amended and restated note, the Company used a portion of the proceeds from the IPO to pay $1,083,842 of the balance of the note representing a $696,204 reduction in the principal balance and interest accrued through August 4, 2020 of $387,638.

The Company repaid this note payable with proceeds from the Arvest Loan. In connection with the refinance, the Company recorded a $757,239 loss on extinguishment of debt consisting of a $250,000 forbearance fee, write-off of unamortized loan discount of $338,873, and write-off of unamortized debt costs of $168,366.